                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

                  We consent to the use of our report dated December 17, 2002, included in this Annual Report (Form 10-K No. 000-24856), for the year ended October 31, 2002, of UST Private Equity Investors Fund, Inc.

                                                              ERNST & YOUNG LLP


New York, New York
January 29, 2003